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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (Date of earliest event reported): MAY 17, 2002



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-3473                  95-0862768
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)




                300 CONCORD PLAZA DRIVE                     78216-6999
                  SAN ANTONIO, TEXAS                        (Zip Code)
       (Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484


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

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On May 17, 2002, Tesoro Petroleum Corporation ("Tesoro" or the "Company") completed the acquisition of the 168,000 barrel-per-day Golden Eagle refinery located in Martinez, California in the San Francisco Bay area along with 70 associated retail sites throughout northern California (collectively, the "Golden Eagle Assets") from Ultramar Inc., a subsidiary of Valero Energy Corporation. The acquisition was completed pursuant to a Sale and Purchase Agreement, dated February 4, 2002, by and among Ultramar Inc. and Tesoro Refining and Marketing Company, as amended on February 20, 2002 and May 3, 2002, incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K. The Company intends to utilize the Golden Eagle Assets in a similar manner as the seller.

         The purchase price for the Golden Eagle Assets, as amended, was $945 million, plus $130 million for feedstock and refined product inventories, subject to post-closing adjustments. The Company issued to the seller two ten-year junior subordinated notes with face amounts aggregating $150 million as part of the $945 million purchase price. The notes consist of: (i) a $100 million junior subordinated note, due July 2012, which will be non-interest bearing for the first five years and carry a 7.5% interest rate for the remaining five-year period, and (ii) a $50 million junior subordinated note, due July 2012, which will have no interest payment in year one, will include a 7.47% effective interest rate for the second through the fifth years, and will bear interest at 7.5% for years six through ten. Copies of The $100 million and $50 million junior subordinated notes are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The Company further funded the acquisition of the Golden Eagle Assets with borrowings under its amended and restated Senior Secured Credit Facility (see Item 5), proceeds of a recent common stock offering and the proceeds of a recent senior subordinated notes offering. The Company also assumed certain liabilities and obligations (including costs associated with transferred employees and environmental matters, among others) subject to certain levels of indemnification.

         In connection with the acquisition of the Golden Eagle Assets, the Company entered into a letter agreement, dated May 5, 2002, with the State of California Department of Justice, Office of the Attorney General, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

         The foregoing is qualified by reference to Exhibits 2.1, 10.1, 10.2 and
10.3 to this Current Report on Form 8-K, which are incorporated herein by reference.

ITEM 5. OTHER EVENTS

         On May 17, 2002, the Company amended and restated its Senior Secured Credit Facility to increase the facility to $1.275 billion consisting of (i) a $225 million revolving credit facility (with a $150 million sublimit for letters of credit) which will terminate on September 6, 2006, (ii) a $250 million tranche A term loan which terminates on December 31, 2006 and (iii) a $800 million tranche B term loan which terminates on December 31, 2007. The Company entered into this amended and restated Senior Secured Credit Facility with Lehman Brothers Inc. as arranger, Lehman Commercial Paper Inc. as syndication agent, Bank One, NA as administrative agent, ABN Amro Bank N.V., Credit Lyonnais New York Branch and The Bank of Nova Scotia, as co-documentation agents, and a syndicate of banks, financial institutions and other entities. The amended facility includes a minimum Consolidated EBITDA (as defined in the amended and restated Senior Secured Credit Facility) covenant of $40 million applicable only to the second quarter of 2002, eliminates the total debt to EBITDA test and substitutes a new senior debt to EBITDA test beginning in the third quarter of 2002. The amended facility also includes interest and fixed charge coverage tests beginning in the third quarter of 2002. These coverage tests are similar to the original facility except that the new facility provides that for purposes of determining compliance with the tests, EBITDA attributable to the Golden Eagle Assets shall be based on the results of operations after the acquisition thereof. The incremental proceeds from the term loans were used to partially fund the acquisition of the Golden Eagle Assets. A copy of the amended and restated Senior Secured Credit Facility is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial statements of businesses acquired.

                  The audited financial statements of Golden Eagle Refining and Marketing Assets Business as of December 31, 2001 and 2000 and for the year ended December 31, 2001 and the four months ended December 31, 2000 were filed on Form 8-K under Item 7 on February 22, 2002. The unaudited financial statements as of March 31, 2002 and for the three months ended March 31, 2002 and 2001 specified in Rule 3-05(b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than sixty days after the date on which this Current Report on Form 8-K is required to be filed.

         (b) Pro forma financial information.

                  The pro forma financial statements required pursuant to
         Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than sixty days after the date on which this Current Report on Form 8-K is required to be filed.

         (c) Exhibits.

                  2.1 Sale and Purchase Agreement for Golden Eagle Refining and Marketing Assets, dated February 4, 2002, by and among Ultramar Inc. and Tesoro Refining and Marketing Company, including First Amendment dated February 20, 2002 and related Purchaser Parent Guaranty dated February 4, 2002 (incorporated by reference to
                           Exhibit 2.12 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001, File No. 1-3473) and Second Amendment dated May 3, 2002 (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed May 9, 2002, File No. 1-3473).

                 10.1 $100 million Promissory Note, dated as of May 17, 2002, payable by the Company to Ultramar Inc.

                 10.2 $50 million Promissory Note, dated as of May 17, 2002, payable by the Company to Ultramar Inc.

                 10.3* Letter dated May 5, 2002 from the Company to the State of California Department of Justice, Office of the Attorney General.

                 10.4 $1,275,000,000 Amended and Restated Credit Agreement, dated as of May 17, 2002, among the Company and Lehman Brothers Inc. (arranger), Lehman Commercial Paper Inc. (the syndication agent), Bank One, NA (the administrative agent) and a syndicate of banks, financial institutions and other entities. Certain schedules and exhibits to this Amended and Restated Credit Agreement have not been filed with this exhibit. The Company agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.


         * Portions have been omitted pursuant to a request for confidential treatment.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 24, 2002


                                       TESORO PETROLEUM CORPORATION




                                       By:       /s/ Gregory A. Wright
                                          --------------------------------------
                                                   Gregory A. Wright
                                                 Senior Vice President
                                              and Chief Financial Officer

                                INDEX TO EXHIBITS


        EXHIBIT
        NUMBER                                   DESCRIPTION
        -------                                  -----------
         2.1               Sale and Purchase Agreement for Golden Eagle Refining
                           and Marketing Assets, dated February 4, 2002, by and
                           among Ultramar Inc. and Tesoro Refining and Marketing
                           Company, including First Amendment dated February 20,
                           2002 and related Purchaser Parent Guaranty dated
                           February 4, 2002 (incorporated by reference to
                           Exhibit 2.12 to the Company's Annual Report on Form
                           10-K for the year ended December 31, 2001, File No.
                           1-3473) and Second Amendment dated May 3, 2002
                           (incorporated by reference to Exhibit 2.1 to the
                           Company's Current Report on Form 8-K filed May 9,
                           2002, File No. 1-3473).

        10.1               $100 million Promissory Note, dated as of May 17,
                           2002, payable by the Company to Ultramar Inc.

        10.2               $50 million Promissory Note, dated as of May 17,
                           2002, payable by the Company to Ultramar Inc.

        10.3*              Letter dated May 5, 2002 from the Company to the
                           State of California Department of Justice, Office of the Attorney General.

        10.4 $1,275,000,000 Amended and Restated Credit Agreement, dated as of May 17, 2002, among the Company and Lehman Brothers Inc. (arranger), Lehman Commercial
                           Paper Inc. (the syndication agent), Bank One, NA (the administrative agent) and a syndicate of banks, financial institutions and other entities. Certain schedules and exhibits to this Amended and Restated
                           Credit Agreement have not been filed with this exhibit. The Company agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.



         * Portions have been omitted pursuant to a request for confidential treatment.